Exhibit 10.1

Execution Version

First Amendment to Credit Agreement

This First Amendment to Credit Agreement (this “First Amendment”) dated as of June 7, 2021, is among Whiting Oil and Gas Corporation, a Delaware corporation (the “Borrower”); Whiting Petroleum Corporation, a Delaware corporation (the “Parent Guarantor”); JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

Recitals

A.The Borrower, the Parent Guarantor, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 1, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and the “Existing Credit Agreement”, as further amended, amended and restated, supplemented or otherwise modified from time to time (including by this First Amendment), the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.The Borrower, the Parent Guarantor, the Administrative Agent and the Lenders constituting the Majority Lenders have agreed to amend certain provisions of the Existing Credit Agreement, as more fully set forth herein.

C.NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all article and section references in this First Amendment refer to articles and sections of the Credit Agreement.
Section 2. Amendments to Existing Credit Agreement.
2.1Amendments to Section 1.02.
(a)Section 1.02 of the Existing Credit Agreement is hereby amended by adding each of the following new defined terms in the appropriate alphabetical order to read as follows:

“Payment” has the meaning assigned to such term in Section 11.10.

“Payment Notice” has the meaning assigned to such term in Section 11.10.

2.2Amendment to Section 9.10(e)(i).  The proviso contained in Section 9.10(e)(i) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

; provided that at least 75% of the aggregate consideration received in respect of such Transfer shall be cash or Cash Equivalents (other than with respect to Transfers constituting exchanges for new Oil and Gas Properties (and related Additional Oil and Gas Assets), so long as, if any Borrowing Base Deficiency would result from such Transfer, the cash consideration received in connection therewith shall be an amount at least sufficient to pay such Borrowing Base Deficiency in full under Section 3.04(c)(iii));

2.3Amendment to Article XI.  Article XI of the Existing Credit Agreement is hereby amended by adding a new Section 11.10 to the end thereof to read as follows:

Section 11.10Erroneous Payments.

(a) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine.  A notice of the Administrative Agent to any Lender under this Section 11.10(a) shall be conclusive, absent manifest error.

(b) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment.  Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(c) The Borrower hereby agrees that (i) in the event an erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (ii) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Credit Party, except, in each case, to the extent such erroneous Payment is comprised of funds received by the Administrative Agent from any Credit Party for the purpose of paying, prepaying, repaying, discharging or otherwise satisfying any Obligations.

(d) Each party’s obligations under this Section 11.10 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.

2.4Amendment to Section 12.03(b)(i).  Section 12.03(b)(i) is hereby amended and restated to read as follows:

(i)  THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER, THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, OR ANY ACTION TAKEN IN CONNECTION WITH THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, THE PAYMENT OF PRINCIPAL, INTEREST AND FEES,

Section 3. Conditions Precedent.  This First Amendment shall become effective on the date (such date, the “First Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02):
3.1Counterparts.  The Administrative Agent shall have received from the Borrower, the Parent Guarantor, the Administrative Agent and Lenders constituting the Majority Lenders counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such party.

3.2Fees and Expenses.  The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
3.3No Default.  No Default shall have occurred and be continuing as of the First Amendment Effective Date.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective (and the First Amendment Effective Date shall occur) upon the fulfillment (or waiver in accordance with Section 12.02) of the conditions precedent set forth in this Section 3 to the satisfaction of the Administrative Agent. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this First Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless the Administrative Agent shall have received written notice from such Lender prior to the First Amendment Effective Date specifying its objection thereto.

Section 4.      Miscellaneous.
4.1Confirmation.  The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the First Amendment Effective Date.
4.2Ratification and Affirmation; Representations and Warranties.  Each of the Borrower and Parent Guarantor hereby: (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document remains in full force and effect as expressly amended hereby; (c) agrees that from and after the First Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment:  (i) the representations and warranties set forth in each Loan Document are true and correct in all material respects (except to the extent any such representations and warranties are limited by materiality, in which case, they are true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except to the extent any such representations and warranties are limited by materiality, in which case, they shall be true and correct in all respects) as of such specified earlier date and (ii) no Default has occurred and is continuing.
4.3Counterparts.  This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
4.4Electronic Signatures. Delivery of an executed counterpart of a signature page of this First Amendment or any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this First Amendment

(each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this First Amendment or such Ancillary Document, as applicable.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this First Amendment and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Credit Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature  shall be promptly followed by a manually executed counterpart.  Without limiting the generality of the foregoing, the Borrower and each Credit Party hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrower and the Credit Parties, Electronic Signatures transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this First Amendment and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this First Amendment and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this First Amendment and/or any Ancillary Document based solely on the lack of paper original copies of this First Amendment and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D) waives any claim against any Lender-related Person for any liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page, including any liabilities arising as a result of the failure of the Borrower and/or any Credit Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.
4.5No Oral Agreement.  This First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.
4.6GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.7Jurisdiction; Consent to Service of Process; Waiver of Jury Trial.  The express terms of Sections 12.09(b), (c) and (d) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
4.8Payment of Expenses.  In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent.
4.9Severability.  Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
4.10Successors and Assigns.  This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
4.11Loan Document.  This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
4.12No Waiver.  The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or, except as expressly set forth herein, constitute a waiver or amendment of any provision of the Credit Agreement or any Loan Document.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed, effective as of the First Amendment Effective Date.

PARENT GUARANTOR:	WHITING PETROLEUM CORPORATION, as Parent Guarantor

	By:	/s/ James P. Henderson
	Name:	James P. Henderson
	Title:	Executive Vice President Finance and Chief Financial Officer

BORROWER:	WHITING OIL AND GAS CORPORATION, as Borrower

	By:	/s/ James P. Henderson
	Name:	James P. Henderson
	Title:	Executive Vice President Finance and Chief Financial Officer

[Whiting Oil and Gas Corporation – Signature Page to First Amendment]

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A., as Administrative Agent, an Issuing Bank and a Lender

	By:	/s/ Dalton Harris
	Name:	Dalton Harris
	Title:	Authorized Officer

[Whiting Oil and Gas Corporation – Signature Page to First Amendment]

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Jonathan Herrick
	Name:	Jonathan Herrick
	Title:	Director

[Whiting Oil and Gas Corporation – Signature Page to First Amendment]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

[Whiting Oil and Gas Corporation – Signature Page to First Amendment]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Senior Director

[Whiting Oil and Gas Corporation – Signature Page to First Amendment]

TRUIST BANK, as a Lender

By:	/s/ Benjamin L. Brown
Name:	Benjamin L. Brown
Title:	Director

[Whiting Oil and Gas Corporation – Signature Page to First Amendment]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Karen Boyer
Name:	Karen Boyer
Title:	Senior Vice President

[Whiting Oil and Gas Corporation – Signature Page to First Amendment]

ABN AMRO CAPITAL USA LLC, as a Lender and Documentation Agent

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Michaela Braun
Name:	Michaela Braun
Title:	Executive Director

[Whiting Oil and Gas Corporation – Signature Page to First Amendment]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

[Whiting Oil and Gas Corporation – Signature Page to First Amendment]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Jacob W. Lewis
Name:	Jacob W. Lewis
Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

[Whiting Oil and Gas Corporation – Signature Page to First Amendment]

CITIBANK, N.A., as a Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

[Whiting Oil and Gas Corporation – Signature Page to First Amendment]

ING CAPITAL, LLC, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Whiting Oil and Gas Corporation – Signature Page to First Amendment]

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH as a Lender

By:	/s/ David Lima
Name:	David Lima
Title:	Director

[Whiting Oil and Gas Corporation – Signature Page to First Amendment]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Benjamin Brollier
Name:	Benjamin Brollier
Title:	Vice President

[Whiting Oil and Gas Corporation – Signature Page to First Amendment]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan H. Lee
Name:	Jonathan H. Lee
Title:	Managing Director

[Whiting Oil and Gas Corporation – Signature Page to First Amendment]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:
Name:
Title:

[Whiting Oil and Gas Corporation – Signature Page to First Amendment]

BBVA USA (f/k/a COMPASS BANK), as a Lender

By:	/s/ Julia Barnhill
Name:	Julia Barnhill
Title:	Vice President

[Whiting Oil and Gas Corporation – Signature Page to First Amendment]

REGIONS BANK, as a Lender

By:	/s/ David Valentine
Name:	David Valentine
Title:	Managing Director

[Whiting Oil and Gas Corporation – Signature Page to First Amendment]

BOKF, NA, as a Lender

By:	/s/ Benjamin H. Adler
Name:	Benjamin H. Adler
Title:	Senior Vice President

[Whiting Oil and Gas Corporation – Signature Page to First Amendment]

COMERICA BANK, as a Lender

By:	/s/ Caroline M. McClurg
Name:	Caroline M. McClurg
Title:	Senior Vice President

[Whiting Oil and Gas Corporation – Signature Page to First Amendment]